UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska 68137

(Address of principal executive offices)(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

4/30

Date of reporting period:  4/30/11

Item 1.  Reports to Stockholders.

EAS Funds

ANNUAL REPORT

APRIL 30, 2011

EAS GENESIS FUND

CLASS A SHARES  (EASAX)

CLASS C SHARES  (EASYX)

CLASS I SHARES  (EASIX)

EAS GLOBAL CYCLE FUND

CLASS A SHARES  (EGCAX)

CLASS C SHARES  (EGCEX)

CLASS I SHARES  (EGCSX)

1-877-EAS-0757

(1-877-327-0757)

www.EASfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

EAS FUNDS

ANNUAL SHAREHOLDER LETTER
APRIL 30, 2011

EAS GENESIS FUND

One Speech, One Year

When we look back to sum up the year ended April 30, 2011 for shareholders of the EAS Genesis Fund, we must start by pointing out the following:

•

From April 30, 2010 through August 27, 2010, the S&P 500 TR fell by 11.14%.  That four-month period brought back some uncomfortable memories of 2007-2008 for many investors.  The EAS Genesis Fund, as has been our history, protected capital well on a relative basis during that time, declining by 4.17%.

•

As we say, we are willing to take on modest losses; it’s the big loss that we work so diligently to avoid.  The big loss is what puts you further behind your investment objectives than you are likely comfortable with.  The big loss is also what is most likely to cause you to lose confidence in us as stewards of your capital.  For all of these reasons, avoiding the big loss is first and foremost on our minds each day when we contemplate the current allocation and future direction of the EAS Genesis Fund.

•

On August 27, 2010, US Federal Reserve Chairman Ben Bernanke gave a speech in Jackson Hole, Wyoming. He said the following at the tail end of that speech, which summarizes a detailed explanation he had just provided to his audience:

‘The Federal Reserve is already supporting the economic recovery by maintaining an extraordinarily accommodative monetary policy, using multiple tools. Should further action prove necessary, policy options are available to provide additional stimulus. Any deployment of these options requires a careful comparison of benefit and cost. However, the Committee will certainly use its tools as needed to maintain price stability--avoiding excessive inflation or further disinflation--and to promote the continuation of the economic recovery.”

•

As we now know several months later, the Chairman was telegraphing the Fed’s policy for the rest of the period covered by this shareholder letter.

•

What happened next?  With the implicit backing of the Fed, and the likelihood that interest rates would stay low, the stock market went on a historically strong run higher.  Specifically, from August 27, 2010 through April 30, 2011, the S&P 500 TR Index rose by 31.90%.  Not bad for two-thirds of a year.  The EAS Genesis Fund predictably lagged the market during this period, but posted a net return of 13.06%.  Again, not bad for two-thirds of a year, as we see it, particularly given the success in preserving capital in the earlier period.

•

For the full 12 months ended April 30, 2011, the S&P 500 TR gained 15.23%, and your EAS Genesis Fund I shares rose 8.21%.

•

Another way to dissect those performance periods is by measuring what percentage of the S&P 500’s ups and downs were garnered by your Fund.  In summary, using the three periods outlined above, the Fund captured 37% of the decline, and 41% of the recovery.

•

Yet, The EAS Genesis Fund gained 52% of what the S&P 500 TR did for the full 12 months through April 30, 2011.  How could that be?  In our industry, we call it the “mathematics of loss,” in that the further you fall, the bigger the percentage it takes to recover to zero and then beyond.  In our humble opinion, anyone who rode the market down and up during the past year had best be prepared for more of the same going forward.  The difference is that the likelihood of the S&P 500 TR doubling in about two years, as it did from its March 2009 low of 666 through its intraday high of 1364 in late April, 2011 is quite slim, in our opinion. In other words, don’t expect to get bailed out of the next crisis.  The Fed has run out of “juice” to stimulate monetary policy and thus the market is unlikely to repeat its steroid-induced run to glory anytime soon.

Name	Return (Day to Day) 2010-04-30 to 2010-08-27 USD	Return (Day to Day) 2010-08-27 to 2011-04-30 USD	Return (Day to Day) 2010-04-30 to 2011-04-30 USD
S&P 500 TR	-11.14	31.90	15.23
EAS Genesis I	-4.17	13.06	8.21
US OE Long/Short Equity	-4.01	9.97	5.22

EAS Capture of S&P 500	37%	41%	52%

THE BAD NEWS

•

We have the same concerns we had on August 27 of last year, when the Chairman’s speech impressed many on Wall Street, but concerned us.  The US is running a record deficit, our national debt is so high on a per capita basis that you would think it was being calculated in Yen, and interest rates are at a level that is choking seniors and other income-oriented investors, causing them to speculate and grab whatever they can find with a high nominal yield.  At the same time, commodity prices threaten to stoke inflation.  This is an issue not only in our country, but in many parts of the world.

•

Asia is an economy we view as having an advantage over ours and Europe’s, owing to its savings culture and lack of “financial crisis baggage” since they didn’t have the banking/mortgage problems our nation did in 2007-2008.  Europe is a political mess, with sovereign debt problems that not only won’t go away, but are likely to worsen in the coming months and years.  And dare we say that the problems currently being played out in Greece, Spain, etc. are not very different from what besets the US and other parts of Europe.  And here, the stakes are higher.

•

This is why gold, Swiss Francs and certain industrial commodities have surged in price.  They are either looked at as substitutes for an ever-weakening US Dollar, or a diversion of capital to the economy-building efforts in Asia and Latin America.  One of the golden rules of investing is that money seeks and pursues the best prospective growth opportunities.  A diminished number of those are likely to be found in the US in the years ahead.

THE GOOD NEWS

•

While the US government is severely wounded by the fiscal situation and debt hangover from the profligate 1990s and last decade (and the excessively long period of “cheap money” that allowed it to be), and consumers are gradually but slowly getting back on their feet, there is a sweet spot in the US economy – many corporations navigated the crisis years well, and are in decent to good financial shape.  That can serve as the backbone for an eventual stabilizing of the stock market, should the fundamental issues of the globe catch up to the financial markets and cause a dip…or worse.

•

Asia will have its battles, but when the big concern is the possibility that GDP growth will drop to 7 or 8% (while we in the US would celebrate 3% - 4%), that tells us that there are places where long-term investors can find opportunity.

•

Despite our feelings about the US market in general, there are, to us, clear pockets of opportunity over the intermediate and long-term.  We attack those opportunities through equity managers that own a limited number of positions, which to us signifies conviction in what they own.

•

We also address the aforementioned dichotomy (US economy in bad shape, but opportunity for gains still exists), by investing the largest segment of your assets in a combination of managers who we believe are time-tested in taking a straighter-line path toward growing assets than a market-correlated approach can.  In essence, these funds are a microcosm of how we think – protect first, then grow as much as we can…but preservation comes first.  This has been the hallmark of the EAS Genesis Fund since its inception.

PERFORMANCE ATTRIBUTION

We are happy to report that your Fund’s performance came from a wide array of sources.  Getting balanced contributions from different segments of the portfolio is important to us, given the diversified nature of the fund.

•

With that said the leading contributor (in dollar terms) to the Fund’s performance during the year ended 4/30/11 was our investment in ETFs that own gold bullion.  We have theorized for some time that gold would in time be regarded as a substitute currency for the US Dollar, whose future path is at best unclear, and at worse disastrous.  That sentiment has come to pass in the last few years, and we have taken advantage of it.

•

The FPA Crescent Fund was the second largest contributor to performance.  This fund has one of the most admirable track records around, and manager Steve Romick’s value-oriented approach and willingness to invest in different areas of a company’s capital structure (common stock, preferred stock, convertible bonds, corporate bonds, etc.) has delivered mightily for us.  As of 4/30/11, it was the largest holding in the Fund.

•

Other strong contributors included the Merk Hard Currency Fund, which invests in non-US currencies and potentially in gold as well.  Manager Axel Merk allocates according to his firm’s views regarding the relative effectiveness of central bank policy around the globe.

•

EII International Property Fund, our favorite non-US real estate manager, added value as well.  The fund is focused on Asia and Europe, whose real estate markets are vastly different in structure and opportunity than that of the US.

•

Jennison Health Sciences Fund was another outstanding performer.  The fund invests in a diversified basket of emerging healthcare firms, many of which are devoted to fighting chronic disease.  This fund fits squarely into our “Quality of Life Healthcare” long-term investment theme.

•

Our hedging activities produced approximately a break-even result during the period.  Their presence helped offset the occasional bouts of market weakness in the first four months of the reporting period.  In down markets, hedging can produce positives to offset part of the portfolio’s negatives.  In mixed markets, hedging simply reduces the bumpiness of the ride, which is our intention in the Fund.

STRUCTURAL ENHANCEMENTS TO THE FUND DURING THE PAST YEAR

As 2010 closed, our investment committee concluded that while we have done a solid job protecting the Fund's value during down markets, we feel that with some straightforward adjustments to the existing allocation structure, we could allow greater potential for upside when markets are strong.  We want to emphasize that the Fund still thinks about preservation of capital first, and then sees how much upside it can attain.  We recall that in the first seven months of the Fund's life, the S&P 500 declined by over 50%.  While the subsequent rebound of over 90% off the lows of March, 2009 was both welcome and impressive, we are concerned that investors have taken the "Lost Decade" in which the S&P 500 produced about zero return, and are turning it into the "Forgotten Decade" - that is, they forgot that markets can go down, do so forcefully, and that many investors don't react well or even rationally when that happens.  Such is the state of investing today: it is feast or famine, and money managers are heroes or goats depending on which month you happened to invest with them.  We are used to this, but we see signs we have seen before, and all we can say is...do not forget the past decade.

Given the market dynamics that surrounded us as we started a new year, we determined that the following changes would be wise for the benefit of our shareholders, and at the same time keep us focused on the longer-term objectives of the EAS Genesis Fund:

1.

FEWER HOLDINGS - we have typically owned close to 30 different securities in the Fund.  While they each do something different and we see minimal holdings overlap across the portfolio, we do observe that some of the same types of securities (e.g. Concentrated Equity Funds) may behave similarly.  Put another way, the market has a tendency to engulf most or all of its participants both in good and bad markets, and so two funds with different holdings can still correlate highly with each other because they both own US stocks.  We cut down the number of positions without dropping off any of our bullish long-term themes from the portfolio.  We aimed to get closer to 12 - 15 holdings, which we believe will be the “sweet spot” between effective diversification (a risk-control tool) and upside participation.  By April 30, 2011, we held 14 securities excluding a money market fund and put option contracts.

2.

INCREASED USE OF OPTIONS TO HEDGE - we have used options in the Fund in the past and do so primarily for two reasons.  We might buy “put” options to hedge the portfolio from large declines (e.g. 10% or more) or we may construct a “collar” position around a security in order to define how much downside or upside return we are subject to on that position.  We used options regularly during the first part of the Fund’s life, but this became increasingly difficult as market volatility expanded.  Higher volatility means higher cost for protecting one’s assets via options, and so we angled most of our hedging activity toward the use of “inverse ETFs” which aim to track a market segment, but in reverse.  The benefit is that we get point-for-point appreciation when the market drops (as our inverse security goes up) but the drawback is the same: when the market flies higher, we lose capital much faster, which offsets the gains we are making in the rest of the portfolio.

In analyzing our performance in 2010, we judged that this type of hedging was prudent, but costly.  Thus, we endeavor to employ through options a different reward-risk tradeoff in the Fund going forward.  By using options to hedge, we use less capital, which frees more of your Fund’s assets up for pursuing profits in strong market areas.  The tradeoff is that by setting our option “put” levels below the current market level when we buy them, we don’t benefit as quickly.  It will take a decline of perhaps 5% - 10% before the hedge will contribute meaningfully to offsetting losses in the portfolio.  With volatility low and our overall 3-year outlook on the global markets still quite bullish, but with deep concerns about a large decline or two along the way, we believe emphasizing the options approach to hedging will enhance the reward-risk tradeoff for the Fund.  We will not totally abandon inverse ETFs, but we will use them more sparingly.

3.

INCREASED USE OF ETFs TO TARGET THEMES – our four-step investment process starts with identifying secular investment themes.  For instance, we think that Convertible Securities, Arbitrage Strategies, Infrastructure, China and many other areas are most attractive over the next 3 - 5 years and beyond.  The next critical step is to determine how to participate in that theme once we have identified it.  Our choices are varied, from mutual funds, ETFs, Closed-End Funds, option collars and potentially even stocks.  We have emphasized mutual funds to a greater extent than the others, as our years of research have produced many funds and fund managers whose investment processes best target the specific part of a theme we want to own.  For instance, one of our managers focuses not simply on Convertible securities but specifically on “busted” convertibles, a specialized area that most peers do not tread in.  Our Southeast Asia manager is focused not on those stock markets as a whole, or on exporters, but on those companies that should benefit from the rise of the Asian consumer to middle-class status.

These are a couple of examples, but by no means do we need to use a mutual fund to find the specialty investment for each of our broad themes.  Increasingly we are using ETFs that do that for us, and this allows us to enjoy some of the distinct features of ETFs.  This includes intraday liquidity (though that is not a major factor for us – daily liquidity offered by mutual funds is sufficient, as we are not day-traders) and greater transparency into holdings,.  Increasing the number of ETFs, along with our options work described earlier, should have the effect of noticeably reducing the Fund’s expense ratio over time.  That would allow us to squeeze a bit more return out of our efforts, which will be important given the topsy-turvy but ultimately rewarding period we see in the years ahead.

Taken together, we believe these enhancements will add useful flexibility to our already flexible investment process, and allow us to garner stronger “up market capture” while remaining competitive with our historical success in down markets.

CONCLUDING THOUGHTS

As we approach the completion of our third full year of operation (the fund opened on August 14, 2008, in the midst of the financial crisis), we continue to innovate within and around our investment process to try to gain every advantage we can on your behalf.

Our goal is to never stop learning, never stop competing and let our relentless, desire to succeed in this effort guide us as the stewards of your hard-earned capital.  Thank you for continuing the journey with us!

EAS GLOBAL CYCLE FUND

A Steady Start in an Unlikely Environment

When we look back to try to sum up the eight month period ended April 30, 2011 for shareholders of the EAS Global Cycle Fund, we must start by pointing out the following:

•

From the fund’s inception on September 1, 2010 through April 30, 2011, the S&P 500 TR gained 31.57%.  The MSCI World Index - Net also flourished, gaining 30.12%.  Not bad for two-thirds of a year.

•

The EAS Global Cycle Fund lagged the market during this period, but posted a return of 10.94%.  Normally, a return such as that, which annualizes to over 16%, would be considered very satisfying.  However, in the context of the market environment, it could be considered a short-term underachievement by some.

•

We are OK with that assessment, since we know from our experience running this strategy as a separate account offering that there will be periods of outperformance and underperformance compared to our benchmark indexes.  Sometimes those differences in performance will be quite wide.  In a fund that aims for long-term growth of capital with lower correlation to the market than the typical World Stock fund, these periods of (to state the obvious) low correlation to the market are par for the course.

•

The eight months prior to the Fund’s inception date were a difficult period for the stock market.  The S&P 500 TR lost 4.62% in the first eight months of 2010.  Then, just a few days before the EAS Global Cycle Fund started, something happened which, in our opinion, gave birth to one of the most uncommon rallies in market history, one that was based more on perceived safety than actual improvement in economic conditions or outlook.

•

On August 27, 2010, US Federal Reserve Chairman Ben Bernanke gave a speech in Jackson Hole, Wyoming. He said the following at the tail end of that speech, which summarizes a detailed explanation he had just provided to his audience:

‘The Federal Reserve is already supporting the economic recovery by maintaining an extraordinarily accommodative monetary policy, using multiple tools. Should further action prove necessary, policy options are available to provide additional stimulus. Any deployment of these options requires a careful comparison of benefit and cost. However, the Committee will certainly use its tools as needed to maintain price stability--avoiding excessive inflation or further disinflation--and to promote the continuation of the economic recovery.”

•

As we now know several months later, the Chairman was telegraphing the Fed’s policy for the rest of the period covered by this shareholder letter.

•

What happened next?  With the implicit backing of the Fed, and the likelihood that interest rates would stay low, the stock market went on a historically strong run higher.

•

While the Fund is growth-oriented, its returns over time are expected to come from a variety of sources, which don’t necessarily perform in sync with each other.  That aids us during weaker markets, but can cause performance to drag behind the major stock market indexes during stronger market periods.  This was part of the history of this strategy’s separate account track record, which preceded the creation of this Fund by nearly five years.  So too was it part of the EAS Global Cycle Fund’s first eight months  of operation..

•

We took a look back at the last several 8-month periods for the S&P 500 TR and we found the results to be not only interesting, but also to serve as a reminder that markets have two sides: reward and risk.  Balancing them properly and prudently over time, based on a disciplined process that emphasizes risk-management is what generates successful long-term performance.  In short, it is exciting to earn a big return in up markets, but ultimately a portfolio is only as good as its weakest link, i.e. its performance in down markets.  That, not seeking maximum return in a Fed-stoked market rally, is at the core of our 4-step investment process.

•

Here are the S&P 500 TR Index’s returns over the past six consecutive eight-month periods:

Period Ended      S&P 500 Total Return

12/31/07	0.38%
8/31/08	-11.39%
4/30/09	-30.67%
12/31/09	29.70%
8/31/10	-4.62%
4/30/11	31.57%

Our interpretation of these figures: periods of this short a length reveal tremendous volatility.  While we endeavor to capture our fair share of the up cycles, the investment style utilized by the Fund will likely produce some periods of high volatility, particularly versus a fully-invested, un-hedged, stock market index.

THE BAD NEWS

•

We have the same concerns we had on August 27 of last year, when the Chairman’s speech impressed many on Wall Street, but concerned us.  The US is running a record deficit, our national debt is so high on a per capita basis you’d think it was being calculated in Yen, and interest rates are at a level that is choking seniors and other income-oriented investors, causing them to speculate and grab whatever they can find with a high nominal yield.  At the same time, commodity prices threaten to stoke inflation.  This is an issue not only in our country, but in many parts of the world.

•

Asia is an economy we view as having an advantage over ours and Europe’s, owing to its savings culture and lack of “financial crisis baggage” since they didn’t have the banking/mortgage problems our nation did in 2007-2008.  Europe is a political mess, with sovereign debt problems that not only won’t go away, but are likely to worsen in the coming months and years.  And dare we say that the problems currently being played out in Greece, Spain, etc. are not very different from what besets the US and other parts of Europe.  And here, the stakes are higher.

•

This is why gold, Swiss Francs and certain industrial commodities have surged in price.  They are either looked at as substitutes for an ever-weakening US Dollar, or a diversion of capital to the economy-building efforts in Asia and Latin America.  One of the golden rules of investing is that money seeks and pursues the best prospective growth opportunities.  A diminished number of those are likely to be found in the US in the years ahead.

THE GOOD NEWS

•

While the US government is severely wounded by the fiscal situation and debt hangover from the profligate 1990s and last decade (and the excessively long period of “cheap money” that allowed it to be), and consumers are gradually but slowly getting back on their feet, there is a sweet spot in the US economy – many corporations navigated the crisis years well, and are in decent to good financial shape.  That can serve as the backbone for an eventual stabilizing of the stock market, should the fundamental issues of the globe catch up to the financial markets and cause a dip…or worse.

•

Asia will have its battles, but when the big concern is the possibility that GDP growth will drop to 7 or 8% (while we in the US would celebrate 3% - 4%), that tells us there are places where long-term investors can find opportunity.

•

Despite our feelings about the US market in general, there are, to us, clear pockets of opportunity over the intermediate- and long-term.  We attack those opportunities through equity managers that own a limited number of positions, which to us signifies conviction in what they own.

•

We also address the aforementioned dichotomy (US economy in bad shape, but opportunity for gains still exists), by investing the Fund’s assets in a mix of securities that we feel best embody the investment themes we believe will produce tremendous excess return over traditional approaches to global equity investing.

PERFORMANCE ATTRIBUTION

•

We are happy to report that your Fund’s performance during the period came from a wide array of sources.  Getting balanced contributions from different segments of the portfolio is important to us, given the diversified nature of the Fund.

•

With that said the leading contributor (in dollar terms) to the Fund’s performance during the year ended 4/30/11 was from a US-oriented theme: what we refer to as “Quality of Life” Healthcare.  Jennison Health Sciences Fund, our primary investment in this theme, invests in a diversified basket of emerging healthcare firms, many of which are devoted to fighting chronic disease.  Unlike many of our other holdings, this one is more focused on US businesses than those outside the US.

•

Another central belief of ours is that the US Dollar’s run as the world’s so-called “reserve currency” is in danger of being tarnished or even replaced.  We have chosen to participate in this theme by investing in the two areas we consider to be most identified by investors as Dollar replacements on the world stage.  Those two areas are gold bullion and the Swiss Franc.  The former has long been a recognized alternative to “fiat” (paper) money, and the latter has a decade-long history of central bank stability.  While as patriotic Americans, we hope our long-term Dollar weakness scenario does not come to pass, our role as your investment manager is to seek areas in which the reward/risk tradeoff is, in our opinion, most in our favor.  These two areas currently meet that test.  Both areas produced solid gains in the first eight months of the Fund’s life.

•

EII International Property Fund, our favorite non-US real estate manager, added value as well.  The fund is focused on Asia and Europe, whose real estate markets are vastly different in structure and opportunity than that of the US, in our opinion.

•

Additional areas of added value were our investments in a Global Infrastructure ETF and our core exposure to Asia, which for most of the period was accomplished via a pair of funds (China and India) managed by Matthews, the San Francisco-based money manager who we consider to be a prominent Asian equity specialist.

•

Our hedging activities created a very small drag on returns during the period.  In an up market, that is to be expected.  We’d also expect them to contribute to performance should market weakness creep into the picture again…as it seems to always do eventually.

CONCLUDING THOUGHTS

As we approach the completion of our first full year of operation (the fund opened on August 31, 2010) we continue to innovate within and around our investment process to try to gain every advantage we can on your behalf.

Our goal is to never stop learning, never stop competing and let our relentless desire to succeed in this effort guide us as the stewards of your hard-earned capital.  Thank you for continuing the journey with us!

Best regards,

Robert A. Isbitts

Investment Committee Chairman

1321-NLD-6/23/2011

EAS Genesis Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2011

The Fund's performance figures* for the year ended April 30, 2011, as compared to its benchmark:
	One Year	Annualized Since Inception**

EAS Genesis Fund - Class A	7.93%	2.22%
EAS Genesis Fund - Class A with load	1.68%	0.12%
EAS Genesis Fund - Class C	7.17%	1.60%
EAS Genesis Fund - Class I	8.21%	2.44%
S&P 500 Total Return Index ***	17.22%	4.29%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than one year are annualized. For performance information current to the most recent month-end, please call 1-877-327-0757.

** Inception date is August 14, 2008.

*** The S&P 500 Total Return Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Ten Holdings by Asset Class	% of Net Assets
Asset Allocation Funds	26.7%
Market Neutral Funds	15.3%
Commodity	11.2%
International Real Estate Fund	5.3%
Specialty/Sector Funds	5.3%
MidCap Fund	5.2%
Equity Funds	5.1%
High Yield Funds	5.1%
Currency Fund	5.0%
Value Funds	5.0%
Other, Cash & Cash Equivalents	10.8%
	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Global Cycle Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2011

The Fund's performance figures* for the period ended April 30, 2011, as compared to its benchmark:
		Since Inception**

EAS Global Cycle Fund - Class A		10.88%
EAS Global Cycle Fund - Class A with load		4.80%
EAS Global Cycle Fund - Class C		10.80%
EAS Global Cycle Fund - Class I		10.94%
MSCI World Index ***		30.12%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than one year are annualized. For performance information current to the most recent month-end, please call 1-877-327-0757.

** Inception date is August 31, 2010.

*** The MSCI World Index is an unmanaged Index.  Index returns assume reinvestment of dividends. Investors may not invest in the Index directly, unlike the Fund's return , the Index does not reflect any fees or expenses.

Top Ten Holdings by Asset Class	% of Net Assets
Specialty/Sector Funds	39.2%
Emerging Markets Funds	15.7%
Commodity Fund	10.0%
International Real Estate Fund	7.5%
Currency Fund	5.0%
Other, Cash & Cash Equivalents	22.6%
	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

	EAS Genesis Fund
	PORTFOLIO OF INVESTMENTS
	April 30, 2011

Shares		Value
	OPEN-ENDED MUTUAL FUNDS - 82.5%
	ASSET ALLOCATION FUND - 26.7%
616,349	FPA Crescent Fund	$ 17,695,383
461,838	Greenspring Fund Incorporated	11,573,658
		29,269,041
	CURRENCY FUND - 5.0%
418,581	Merk Hard Currency Fund	5,512,706

	EMERGING MARKET FUNDS - 4.5%
80,478	Matthews China Fund	2,448,127
121,237	Matthews India Fund	2,472,016
		4,920,143
	EQUITY FUND - 5.1%
290,898	Yacktman Focused Fund	5,605,609

	HIGH YIELD BOND - 5.1%
755,542	Payden High Income Fund	5,590,966

	INTERNATIONAL REAL ESTATE FUND - 5.3%
300,931	EII International Property Fund	5,786,911

	MARKET NEUTRAL FUNDS - 15.3%
925,204	Calamos Market Neutral Income Fund	11,305,992
536,041	Gabelli ABC Fund *	5,419,370
		16,725,362
	MIDCAP FUND - 5.2%
109,717	FBR Focus Fund *	5,635,064

	SPECIALTY /SECTOR FUNDS - 5.3%
207,078	Prudential Jennison Health Sciences Fund *	5,854,081

	VALUE FUNDS - 5.0%
185,000	The Osterweis Fund	5,474,146

	TOTAL OPEN-ENDED MUTUAL FUNDS ( Cost - $84,105,414)	90,374,029

	EXCHANGE TRADED FUNDS - 11.2%
	COMMODITY FUND - 11.2%
803,700	iShares Gold Trust * (Cost - $11,071,015)	12,272,499

Contracts	PUT OPTIONS - 0.1%
26	S&P 500 Index @ 1250 December 2011	106,340
24	S&P 500 Index @ 1250 September 2011	52,320

	TOTAL OPTIONS (Cost - $317,844)	158,660

	SHORT-TERM INVESTMENTS - 4.5%
	MONEY MARKET FUND - 4.5%
4,928,820	Goldman Sachs Financial Square Funds - Government Fund	4,928,820

Principal
	SOVEREIGN - 1.8%
2,000,000	United States Treasury Bill, .069% 6/23/2011	2,000,000

	TOTAL SHORT-TERM INVESTMENTS ( Cost - $6,928,820)	6,928,820

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

	EAS Genesis Fund
	PORTFOLIO OF INVESTMENTS (Continued)
	April 30, 2011

	TOTAL INVESTMENTS - 100.1% ( Cost - $102,423,093) (a)	$ 109,734,008
	OTHER LIABILITIES LESS ASSETS - (0.1%)	(163,195)
	NET ASSETS - 100.0%	$ 109,570,813

* Non-income producing security.
(a) Represents cost for financial reporting purposes. The cost for federal income tax purposes is $102,264,677 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 7,469,331
	Unrealized depreciation:	-
	Net unrealized appreciation:	$ 7,469,331

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

	EAS Global Cycle Fund
	PORTFOLIO OF INVESTMENTS
	April 30, 2011
Shares		Value
	OPEN-ENDED MUTUAL FUNDS - 37.3%
	EMERGING MARKET FUNDS - 15.7%
81,699	Matthews China Fund	$ 2,485,292
120,433	Matthews India Fund	2,455,632
165,017	Matthews Pacific Tiger Fund	4,011,551
183,163	Payden Emerging Markets Bond Fund	2,646,657
		11,599,132

	INTERNATIONAL REAL ESTATE FUND - 7.5%
286,532	EII International Property Fund	5,510,005

	SPECIALTY/SECTOR FUNDS - 14.1%
198,105	Prudential Jennison Health Sciences Fund *	5,600,441
238,880	SteelPath MLP Alpha Fund	2,653,961
136,626	Winslow Green Growth Fund *	2,173,723
		10,428,125

	TOTAL OPEN-ENDED MUTUAL FUNDS ( Cost - $25,891,583)	27,537,262

	EXCHANGE TRADED FUNDS - 40.1%
	COMMODITY FUND - 10.0%
486,598	iShares Gold Trust *	7,430,351

	CURRENCY FUND - 5.0%
32,192	CurrencyShares Swiss Franc Trust *	3,687,594

	SPECIALTY/SECTOR FUND - 25.1%
94,267	iShares S&P Global Infrastructure Index Fund	3,656,617
68,426	iShares S&P Latin America 40 Index Fund	3,706,636
164,205	Guggenheim S&P Global Water Index ETF	3,663,414
432,179	Guggenheim Solar ETF	3,803,175
65,341	Market Vectors Agribusiness ETF	3,714,636
		18,544,478

	TOTAL EXCHANGE TRADED FUNDS ( Cost - $28,687,663)	29,662,423

Contracts	PUT OPTIONS - 0.1%
150	iShares MSCI Emerging Markets Index Fund @ 44 September 2011	16,800
150	iShares MSCI Emerging Markets Index Fund @ 44 December 2011	27,750
10	Russell 2000 Index @ 640 September 2011	5,300
10	Russell 2000 Index @ 640 December 2011	13,700

	TOTAL OPTIONS ( Cost - $140,682)	63,550

	SHORT-TERM INVESTMENTS - 15.0%
	MONEY MARKET FUND - 15.0%
11,088,800	Goldman Sachs Financial Square Funds - Government Fund	11,088,800
	TOTAL SHORT-TERM INVESTMENTS ( Cost - $11,088,800)

	TOTAL INVESTMENTS - 92.5% ( Cost - $65,808,728) (a)	$ 68,352,035
	OTHER ASSETS LIABILITIES LESS - 7.5%	5,515,057
	NET ASSETS - 100.0%	$ 73,867,092

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

	EAS Global Cycle Fund
	PORTFOLIO OF INVESTMENTS (Continued)
	April 30, 2011

*	Non-income producing security.
(a)	Represents cost for financial reporting purposes. The cost for federal income tax purposes is $65,779,912
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 2,618,514
	Unrealized depreciation	(46,391)
	Net unrealized appreciation	$ 2,572,123

EAS Funds
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2011
	EAS Genesis Fund	EAS Global Cycle Fund (a)
ASSETS
Investment securities:
At cost	$ 102,423,093	$ 65,808,728
At value	$ 109,734,008	$ 68,352,035
Cash	385,567	14,077,366
Receivable for Fund shares sold	26,817	541,100
Dividends and interest receivable	44	70
Prepaid expenses and other assets	46,343	40,623
TOTAL ASSETS	110,192,779	83,011,194

LIABILITIES
Payable for securities purchased	-	9,059,572
Investment advisory fees payable	96,542	46,820
Fees payable to other affiliates	29,399	12,159
Fund shares repurchased	464,401	5,588
Distribution (12b-1) fees payable	7,612	1,329
Accrued expenses and other liabilities	24,012	18,634
TOTAL LIABILITIES	621,966	9,144,102
NET ASSETS	$ 109,570,813	$ 73,867,092

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 93,789,608	$ 71,313,287
Undistributed net investment income	1,716	12,360
Accumulated net realized gain (loss) from security transactions and options written	8,468,574	(1,862)
Net unrealized appreciation of investments	7,310,915	2,543,307
NET ASSETS	$ 109,570,813	$ 73,867,092

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 28,242,073	$ 5,474,243
Shares of beneficial interest outstanding	2,716,092	495,504
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (b)	$ 10.40	$ 11.05
Maximum Offering price per share
(net asset value plus maximum sales charge of 5.50%)	$ 11.01	$ 11.69

Class C Shares:
Net Assets	$ 2,283,871	$ 732,382
Shares of beneficial interest outstanding	223,140	66,111
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (b)	$ 10.24	$ 11.08

Class I Shares:
Net Assets	$ 79,044,869	$ 67,660,467
Shares of beneficial interest outstanding	7,558,068	6,123,008
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (b)	$ 10.46	$ 11.05

(a) The EAS Global Cycle Fund commenced operations August 31, 2010
(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Funds
STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2011
	EAS Genesis Fund	EAS Global Cycle Fund (a)
INVESTMENT INCOME
Dividends	$ 1,167,445	$ 41,138
Interest	846	175
TOTAL INVESTMENT INCOME	1,168,291	41,313

EXPENSES
Investment advisory fees	1,034,833	62,133
Administrative services fees	106,006	9,309
Distribution (12b-1) fees:
Class A	78,033	4,266
Class C	18,360	384
Transfer agent fees	82,806	6,701
Accounting services fees	51,782	21,646
Registration fees	50,429	32,829
Professional fees	40,486	27,454
Custodian fees	22,484	9,247
Compliance officer fees	19,858	2,656
Printing and postage expenses	10,386	2,446
Trustees' fees and expenses	6,065	2,473
Insurance expense	4,140	-
Interest Expense	-	15
Other expenses	11,093	11,254
TOTAL EXPENSES	1,536,761	192,813

Fees waived by Advisor	-	(40,171)
NET EXPENSES	1,536,761	152,642

NET INVESTMENT LOSS	(368,470)	(111,329)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Security transactions	9,472,682	135,651
Purchased Options	(1,634)	-
Options written	206,179	-
Net realized gain from investments and options written:	9,677,227	135,651

Distribution of realized gains from underlying investment companies	405,499	127

Net change in unrealized appreciation/depreciation from:
Security transactions	(1,223,961)	2,543,307
Options written	(225,346)	-
	(1,449,307)	2,543,307
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND OPTIONS WRITTEN	8,633,419	2,679,085

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 8,264,949	$ 2,567,756

(a) The EAS Global Cycle Fund commenced operations August 31, 2010

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Funds
STATEMENTS OF CHANGES IN NET ASSETS
	EAS Genesis Fund		EAS Global Cycle Fund (a)

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	April 30, 2011	April 30, 2010	April 30, 2011
FROM OPERATIONS
Net investment loss	$ (368,470)	$ (549,685)	$ (111,329)
Net realized gain from investments and options written	9,677,227	1,747,389	135,651
Distribution of realized gains from underlying investment companies	405,499	24,868	127
Net change in unrealized appreciation/(depreciation) on investments
and options written	(1,449,307)	8,066,579	2,543,307
Net increase in net assets resulting from operations	8,264,949	9,289,151	2,567,756

DISTRIBUTIONS TO SHAREHOLDERS
From distributions in excess of net investment income:
Class A	-	-	(2,154)
Class C	-	-	-
Class I	-	-	(11,039)
From net realized gains
Class A	(412,330)	-	(152)
Class C	(25,649)	-	-
Class I	(913,615)	-	(671)
Net decrease in net assets from distributions to shareholders	(1,351,594)	-	(14,016)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	8,514,473	28,855,154	5,993,232
Class C	847,958	1,301,687	721,310
Class I	46,565,457	38,662,511	66,835,309
Net asset value of shares issued in
reinvestment of distributions to shareholders:
Class A	368,328	-	852
Class C	23,089	-	-
Class I	844,332	-	11,611
Redemption fee proceeds:
Class A	954	606	1,531
Class C	156	-	7
Class I	1,140	287	1,895
Payments for shares redeemed:
Class A	(18,412,274)	(9,336,438)	(741,495)
Class C	(424,032)	(41,281)	(6,309)
Class I	(46,583,358)	(15,619,342)	(1,504,591)
Net increase/(decrease) in net assets from shares of beneficial interest	(8,253,777)	43,823,184	71,313,352

TOTAL INCREASE/DECREASE IN NET ASSETS	(1,340,422)	53,112,335	73,867,092

NET ASSETS
Beginning of Year or Period	110,911,235	57,798,900	-
End of Year or Period *	$ 109,570,813	$ 110,911,235	$ 73,867,092
* Includes accumulated undistributed net investment income of:	$ 1,716	$ 5,438	$ 12,360

(a) The EAS Global Cycle Fund commenced operations August 31, 2010.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.
EAS Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	EAS Genesis Fund		EAS Global Cycle Fund (a)

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
SHARE ACTIVITY	April 30, 2011	April 30, 2010	April 30, 2011
Class A:
Shares Sold	869,392	3,080,178	565,665
Shares Reinvested	37,167	-	81
Shares Redeemed	(1,888,292)	(974,229)	(70,242)
Net increase in shares of beneficial interest outstanding	(981,733)	2,105,949	495,504

Class C:
Shares Sold	87,262	137,361	66,682
Shares Reinvested	2,361	-	-
Shares Redeemed	(43,721)	(4,341)	(571)
Net increase in shares of beneficial interest outstanding	45,902	133,020	66,111

Class I:
Shares Sold	4,655,669	4,100,894	6,263,119
Shares Reinvested	84,772	-	1,098
Shares Redeemed	(4,639,138)	(1,621,194)	(141,209)
Net increase in shares of beneficial interest outstanding	101,303	2,479,700	6,123,008

(a) The EAS Global Cycle Fund commenced operations August 31, 2010.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Funds
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	EAS Genesis Fund					EAS Global Cycle Fund
	Class A					Class A
	For the	For the		For the		For the
	Year Ended	Year Ended		Period Ended		Period Ended
	April 30,	April 30,		April 30,		April 30,
	2011	2010		2009 (1)		2011 (2)

Net asset value, beginning of year	$ 9.77	$ 8.73		$ 10.00		$ 10.00

Activity from investment operations:
Net investment loss (3)	(0.05)	(0.07)		(0.06)		(0.10)
Net realized and unrealized gain (loss)
on investments	0.82	1.11		(1.15)		1.18
Total from investment operations	0.77	1.04		(1.21)		1.08

Paid-in-capital from redemption fees (4)	0.00	0.00		0.00		0.00

Less distributions from:
Net investment income	-	-		(0.03)		(0.03)
Excess of net investment income	-	-		(0.03)		-
Net realized gains	(0.14)	-		-		0.00	(4)
Total distributions	(0.14)	-		(0.06)		(0.03)

Net asset value, end of year or period	$ 10.40	$ 9.77		$ 8.73		$ 11.05

Total return (5)	7.93%	11.91%		(12.13%)	(6)	10.88%	(6)

Net assets, end of year or period (000s)	$ 28,242	$ 36,118		$ 13,903		$ 5,474

Ratio of gross expenses to average
net assets (7)	1.64%	1.63%		2.34%	(8)	2.27%	(8)

Ratio of net expenses to average
net assets (7)	1.64%	1.72%	(9)	1.95%	(8)	1.95%	(8)

Ratio of net investment (loss) to
average net assets (10)	-0.51%	-0.74%		-0.90%	(8)	-1.39%	(8)

Portfolio Turnover Rate	147%	144%		387%	(6)	68%	(6)

(1)	The EAS Genesis Fund commenced operations on August 14, 2008.
(2)	The EAS Global Cycle Fund commenced operations on August 31, 2010.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(6) Not Annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investments companies in which the Fund invests.

(8) Annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(10)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Funds
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	EAS Genesis Fund						EAS Global Cycle Fund
	Class C						Class C
	For the		For the		For the		For the
	Year Ended		Year Ended		Period Ended		Period Ended
	April 30,		April 30,		April 30,		April 30,
	2011		2010		2009 (1)		2011 (2)

Net asset value, beginning of year	$ 9.69		$ 8.72		$ 10.00		$ 10.00

Activity from investment operations:
Net investment loss (3)	(0.12)		(0.14)		(0.09)		(0.18)
Net realized and unrealized gain (loss)
on investments	0.81		1.11		(1.14)		1.26
Total from investment operations	0.69		0.97		(1.23)		1.08

Paid-in-capital from redemption fees	0.00	(4)	-		-		0.00	(4)

Less distributions from:
Net investment income	-		-		(0.02)		-
Excess of net investment income	-		-		(0.03)		-
Net realized gains	(0.14)		-		-		0.00	(4)
Total distributions	(0.14)		-		(0.05)		0.00

Net asset value, end of year or period	$ 10.24		$ 9.69		$ 8.72		$ 11.08

Total return (5)	7.17%		11.12%		(12.33%)	(6)	10.80%	(6)

Net assets, end of year or period (000s)	$ 2,284		$ 1,717		$ 386		$ 732

Ratio of gross expenses to average
net assets (7)	2.39%		2.38%		3.09%	(8)	3.02%	(8)

Ratio of net expenses to average
net assets (7)	2.39%		2.44%	(9)	2.70%	(8)	2.70%	(8)

Ratio of net investment (loss) to
average net assets (10)	-1.23%		-1.46%		-1.47%	(8)	-2.44%	(8)

Portfolio Turnover Rate	147%		144%		387%	(6)	68%	(6)

(1)	The EAS Genesis Fund commenced operations on August 14, 2008.
(2)	The EAS Global Cycle Fund commenced operations on August 31, 2010.
(3)								Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(6) Not Annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investments companies in which the Fund invests.

(8) Annualized.
(9)								Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(10)								Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Funds
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	EAS Genesis Fund					EAS Global Cycle Fund
	Class I					Class I
	For the	For the		For the		For the
	Year Ended	Year Ended		Period Ended		Period Ended
	April 30,	April 30,		April 30,		April 30,
	2011	2010		2009 (1)		2011 (2)

Net asset value, beginning of year	$ 9.80	$ 8.74		$ 10.00		$ 10.00

Activity from investment operations:
Net investment income (loss) (3)	(0.03)	(0.05)		0.04		(0.09)
Net realized and unrealized gain (loss)
on investments	0.83	1.11		(1.24)		1.18
Total from investment operations	0.80	1.06		(1.20)		1.09

Paid-in-capital from redemption fees (4)	0.00	0.00		0.00		0.00

Less distributions from:
Net investment income	-	-		(0.03)		(0.04)
Excess of net investment income	-	-		(0.03)		-
Net realized gains	(0.14)	-		-		0.00	(4)
Total distributions	(0.14)	-		(0.06)		(0.04)

Net asset value, end of year or period	$ 10.46	$ 9.80		$ 8.74		$ 11.05

Total return (5)	8.21%	12.13%		(12.01%)	(6)	10.94%	(6)

Net assets, end of year or period (000s)	$ 79,045	$ 73,076		$ 43,510		$ 67,661

Ratio of gross expenses to average
net assets (7)	1.39%	1.38%		1.70%	(8)	2.02%	(8)

Ratio of net expenses to average
net assets (7)	1.39%	1.47%	(9)	1.70%	(8)	1.70%	(8)

Ratio of net investment (loss) to
average net assets (10)	-0.26%	-0.50%		0.70%	(8)	-1.24%	(8)

Portfolio Turnover Rate	147%	144%		387%	(6)	68%	(6)

(1)	The EAS Genesis Fund commenced operations on August 14, 2008.
(2)	The EAS Global Cycle Fund commenced operations on August 31, 2010.
(3)							Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(6) Not Annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investments companies in which the Fund invests.

(8) Annualized.
(9)							Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(10)							Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2011

1.

ORGANIZATION

The EAS family of mutual funds (each a “Fund”, collectively the “Funds”) is comprised of two different active managed funds.  Each Fund is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The EAS Genesis Fund (the “Genesis Fund”) commenced operations on August 14, 2008 and the EAS Global Cycle Fund (the “Global Cycle Fund”) commenced operations on August 31, 2010.  The investment objective of each Fund is as follows:

Fund

Primary Objective

Genesis Fund

Preservation and growth of capital

Global Cycle Fund

Long-Term growth of capital

Each Fund currently offers three classes of shares; Class A, Class C and Class I shares.  Class C and I shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.50%.  There are no sales charges on reinvested distributions. If you invest in more than one class of a Fund, you should notify the Funds of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" in the Funds’ prospectus.

You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) when you are:

•

reinvesting dividends or distributions;

•

participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•

exchanging an investment in Class A Shares of another fund for an investment in a Fund;

•

a current or former director or trustee of the Trust;

•

an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Funds’ Advisor or its affiliates or of a broker-dealer authorized to sell shares of such funds; or

•

purchasing shares through the Funds’ Advisor; or

•

purchasing shares through a financial services firm (such as a broker-dealer, investment Advisor or financial institution) that has a special arrangement with a Fund.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Funds’ income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined, and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date.  Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last reported bid price on the valuation date.  If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

 The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2011 for the Funds’ assets and liabilities measured at fair value:

EAS Genesis Fund

Assets *	Level 1	Level 2	Level 3	Total
Open Ended Mutual Funds	$ 90,374,029	$ -	$ -	$ 90,374,029
Exchange Traded Funds	12,272,499	-	-	12,272,499
Options	-	158,660		158,660
Money Market Funds	4,928,820	-	-	4,928,820
US Treasury Obligations	-	2,000,000	-	2,000,000
Total	$ 107,575,348	$ 2,158,660	$ -	$ 109,734,008

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

EAS Global Cycle Fund

Assets *	Level 1	Level 2	Level 3	Total
Open Ended Mutual Funds	$ 27,537,262	$ -	$ -	$ 27,537,262
Exchange Traded Funds	29,662,423	-	-	29,662,423
Options	-	63,550	-	63,550
Money Market Funds	11,088,800	-	-	11,088,800
Total	$ 68,288,485	$ 63,550	$ -	$ 68,352,035
Liabilities *	Level 1	Level 2	Level 3	Total

The Funds did not hold any Level 3 securities during the period.

There were no significant transfers into and out of Level 1 and 2 during the current period presented.

* Refer to the Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  The accounting records are maintained in U.S. dollars.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Options transactions - The Funds may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio and to generate income or gain for the Funds.  The ability of the Funds to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured.  The Funds will comply with applicable regulatory requirements when implementing these techniques and instruments.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

The Funds are subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.

The number of option contracts written and the premiums received by the Genesis Fund during the year ended April 30, 2011, were as follows:

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

	Call Options
	Number of Contracts	Premiums Received
Options outstanding, April 30, 2010	3,050	$ 318,196
Options closed	3,050	318,196
Options outstanding, April 30, 2011	0	$ 0

As of April 30, 2011, the amount of unrealized depreciation and realized loss on option contracts subject to equity price risk amounted to $159,184, $206,179, respectively for EAS Genesis and $77,132 and $0, respectively for EAS Global.  Such figures can be found on the Statement of Assets & Liabilities and Statement of Operations.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

Federal income tax – It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2010), for the Genesis Fund or expected to be taken in each Fund’s 2011 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

3.  INVESTMENT TRANSACTIONS

For the year ended April 30, 2011, cost of purchases and proceeds from sales of Fund securities, other than short-term investments amounted to the following:

Fund

Purchases

Sales

Genesis Fund

$143,037,644

 $152,355,017

Global Cycle Fund

    64,572,615

     10,129,021

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds.  Emerald Asset Advisors, LLC serves as the Funds’ Investment Advisor (the “Advisor”).  The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an Advisory Agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Genesis Fund’s average daily net assets, and 0.75% of Global Cycle Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 30, 2011, to waive a portion of its advisory fee and has agreed to reimburse each of the Funds for other expenses to the extent necessary so that the total expenses incurred by each Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 1.95%, 2.70% and 1.70% per annum of each Fund’s average daily net assets for Class A, Class C and Class I shares, respectively.  During the period ended April 30, 2011 the Advisor waived fees totaling $40,171 for the Global Cycle Fund.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund's Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than 1.95%, 2.70% and 1.70% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.95%, 2.70% and 1.70% of average daily net assets for Class A, Class C and Class I shares, respectively. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.95%, 2.70% and 1.70% per annum of the Fund's average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of April 30, 2011 there was $40,171 of fees waivers subject to recapture by the Advisor through April 30, 2014 on the Global Cycle Fund.

The Board has adopted, on behalf of the Funds, a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% of its average daily net assets for Class A shares (of which up to 0.25% is a shareholder service fee) and 1.00% of its average daily net assets for Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder service fee) is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of each Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the year ended April 30, 2011, pursuant to the Plan, EAS Genesis Class A shares paid $78,033 and Class C shares paid $18,360 and EAS Global Cycle Class A shares paid $4,266 and Class C shares paid $384.

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is an affiliate of GFS.

Each Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Funds as follows:

Administration.  The Funds pays GFS an asset-based fee in decreasing amounts as Funds’ assets reach certain breakpoints. Each Fund also pays GFS for any out-of-pocket expenses.  Fees are billed monthly as follows:

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

Genesis Fund

The greater of:

A minimum annual fee of $40,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

Global Cycle Fund

No minimum

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Funds for the previous month. The Funds pay GFS a base annual fee plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

Genesis Fund

The greater of:

A minimum annual fee of $24,000 per annum plus $6,000 for each additional share class above one plus

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Global Cycle Fund

The greater of:

A minimum annual fee of $21,600 per annum plus $5,400 for each additional share class above one plus

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Global Cycle’s annual fee and basis point fee are subject to discounts in the initial year.

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Funds pay GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.  The fees are billed monthly as follows:

Genesis Fund

-

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 per class and the per account charge is $14.00 per account.

Global Cycle Fund

-

No minimum and the per account charge is $14.00 per account.

Custody Administration. Pursuant to the terms of the Funds’ Custody Administration Agreement with GFS (the “Custody Administration Agreement”), each Fund pays an asset-based fee in decreasing amounts as each Fund’s assets reach certain breakpoints. Each Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected for the year ended April 30, 2011 is summarized in the table. The Custodian fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Funds an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended April 30, 2011, the expenses incurred for compliance services pursuant to the Trust’s Agreement with NLCS, for the year ended April 30, 2011, is summarized in the table below.  Such fees are included in the line item marked “Compliance officer fees” on the Statement of Operations in the shareholder report.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   GemCom collection for EDGAR and printing services performed, for the year ended April 30, 2011, is summarized in the table below.  Such fees are included in the line item marked “Printing and postage expense” on the Statement of Operations in the shareholder report.

Fund	Custody	Compliance	GemCom
Genesis Fund	$ 7,559	$ 19,785	$ 8,128
Global Cycle Fund	325	2,643	1,715

5.  REDEMPTION FEE

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund from which the redemption is made.  For the year ended April 30, 2011, the Genesis Fund accessed $954, $156, and $1,140 for Class A, Class C, and Class I shares, respectively.  For the period ended, the Global Cycle Fund assessed accessed $1,531, $7, and $1,895 for Class A, Class C, and Class I shares, respectively.

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the period ended April 30, 2011 was as follows:

The Genesis Fund had no distributions for the period ended April 30, 2010.

As of April 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments and mark-to-market on open 1256 contracts.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to grantor trust adjustments.

Permanent book and tax differences, primarily attributable to net operating losses and grantor trusts and partnership adjustments, resulted in reclassification for the period ended April 30, 2011 as follows:

7.    NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than a net as currently required.   Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

8.    PROXY VOTE (unaudited)

At a Special Meeting of Shareholders of the Genesis Fund and Global Cycle Fund, held at the offices of Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY 11788, on Tuesday, February 15, 2011, shareholders of record at the close of business on January 9, 2011 voted to approve the following proposals:

Proposal 1: To approve a new Investment Management Agreement between the Trust and Emerald Asset Advisors, LLC.

Genesis Fund:

Shares Voted

Shares Voted Against

   In Favor

      or Abstentions

    5,602,434

18,106

Global Cycle Fund:

Shares Voted

Shares Voted Against

   In Favor

      or Abstentions

    238,157

0

Proposal 2: To approve an Investment Sub-Advisory Agreement between Emerald Asset Advisors, LLC and CWM, LLC

Genesis Fund:

Shares Voted

Shares Voted Against

   In Favor

      or Abstentions

    5,602,434

18,106

Global Cycle Fund:

Shares Voted

Shares Voted Against

   In Favor

      or Abstentions

    238,157

0

Proposal 3: To approve the Fund’s reliance on an order by the SEC for exemption from certain disclosure requirements and under various rules and forms of the 1940 Act

Genesis Fund:

Shares Voted

Shares Voted Against

   In Favor

      or Abstentions

    4,341,665

1,278,875

Global Cycle Fund:

Shares Voted

Shares Voted Against

   In Favor

      or Abstentions

    233,176

4,981

EAS Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2011

9.    SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the financial statements.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, each Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

EAS Genesis Fund

EAS Global Cycle Fund

We have audited the accompanying statements of assets and liabilities of EAS Genesis Fund and EAS Global Cycle Fund, each a series of Northern Lights Fund Trust (the “Trust”), including the portfolios of investments, as of April 30, 2011,  with respect to EAS Genesis Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from August 14, 2008 (commencement of operations) through April 30, 2009,  with respect to EAS Global Cycle Fund the related statement of operations, the statement of changes in net assets and the financial highlights for the period from August 31, 2010 (commencement of operations) through April 30, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EAS Genesis Fund and EAS Global Cycle Fund as of April 30, 2011, the results of their operations, changes in net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                                                                TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 27, 2011

Approval of Sub-Advisory Agreements – EAS Funds (unaudited)

In connection with a regular meeting held on December 13, 2010, the Board of the Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”),  including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), discussed the approval of the advisory agreement (the “Advisory Agreement”) between Emerald Asset Advisors, LLC (“Emerald” or the “Adviser”) and the Trust on behalf of the EAS Genesis Fund (“EAS Genesis”) and EAS Global Cycle Fund (“EAS Global”), (each a “Fund” and collectively the “Funds”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) (collectively with the Advisory Agreement, the “Agreements”) between Emerald and CWM, LLC, (“CWM” or the “Sub-Adviser”) (collectively with Emerald, the “Advisers”). In considering the proposed Agreements, the Board received materials specifically relating to the Agreements. These materials included: (a) information on the investment performance of the Advisers; (b) the resources available with respect to compliance with the Funds’ investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Advisers; (d) investment management staffing; and (e) the financial condition of the Advisers.

In its consideration of the proposed Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreements include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of Emerald’s capabilities and the experience of its personnel.  The Trustees noted that upon approval of the Advisory Agreement and the Sub-Advisory Agreement, Emerald would not directly manage the Fund’s assets, but rather would contract with CWM to implement the Funds’ investment strategies.  The Trustees noted that Emerald had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of each Fund’s investment policies and limitations, as well as federal securities laws.  The Trustees concluded that Emerald has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the EAS Global Cycle had only recently commenced operations, the Trustees concluded that the Fund’s investment performance was not a significant factor to their deliberations.  However, the Board noted with respect to the EAS Genesis that the Fund’s 1-year performance in 2009 was the median for its peer group and that the Fund’s performance was above average for its peer group since the Fund’s inception.  Although the Board could not consider the EAS Global Cycle’s performance, the Board considered the performance of Emerald’s separately managed account using the global cycle strategy (the “Account”).  The Board noted that for the 1-year and 3-year periods ended December 31, 2009 the Account outperformed the average of its peer group.  The Board concluded that it was satisfied with the EAS Genesis’s performance and that Emerald has potential to deliver favorable performance for EAS Global Cycle.

Fees and Expenses.  The Board noted that Emerald would continue to charge an annual fee for the EAS Genesis of 1.00% and for EAS Global Cycle of 0.75% of the Funds’ respective average daily net assets.  The Board also noted that those fees were below the average fees charged by other funds in each Fund’s peer group.  The Trustees concluded that the Funds’ advisory fees and expense ratios were acceptable in light of the quality of the services the Funds expected to receive from Emerald, and the level of fees paid by the funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Funds and whether there is potential for realization of any further economies of scale.  It was noted that because of the relatively small size of the Funds, economies of scale were not a relevant consideration at this time.  After discussion, the Trustees stated that the officers will monitor each Fund’s asset levels, and, if economies of scale become a relevant consideration, they would re-evaluate the Funds’ advisory fees.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by Emerald in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. They also considered the profits realized by Emerald from other activities related to the Funds. The Trustees agreed that excess profitability was not a concern at this time.

Conclusion.  Having requested and received such information from Emerald as the Board believed to be reasonably necessary to evaluate the terms of the Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, determined that the proposed Agreements are in the best interests of the Funds and their shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the Agreements and voted to recommend it to shareholders for approval.

EAS Funds

EXPENSE EXAMPLES

April 30, 2011 (Unaudited)

As a shareholder of a Fund in The EAS Funds, you incur two types of costs: (1) transaction costs including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the EAS Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from November 1, 2010 through April 30, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the EAS Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period*	Ending Account Value 4/30/11	Expenses Paid During Period*
EAS Genesis Fund Class A	1.64%	$1,000.00	$1,068.40	$ 8.41	$1,016.66	$ 8.20
EAS Genesis Fund Class C	2.39%	$1,000.00	$1,065.10	$ 12.24	$1,012.94	$ 11.93
EAS Genesis Fund Class I	1.39%	$1,000.00	$1,069.00	$ 7.13	$1,017.90	$ 6.95
			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period*	Ending Account Value 4/30/11	Expenses Paid During Period
EAS Global Cycle Class A	1.95%	$1,000.00	$1,061.10	$ 9.97	$1,015.12	$ 9.74
EAS Global Cycle Class C	2.70%	$1,000.00	$1,060.50	$ 13.79	$1,011.41	$ 13.47
EAS Global Cycle Class I	1.70%	$1,000.00	$1,061.60	$ 8.69	$1,016.36	$ 8.50

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

EAS Funds

TRUSTEES AND OFFICERS (Unaudited)

April 30, 2011

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee
L. Merill Bryan (66) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company)(1966-2005) Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund	86
Anthony J. Hertl (60) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007-May 2010); Greenwich Advisors Trust and Global Real Estate Fund	86
Gary W. Lanzen (57) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company)(2002-2006). Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund	86
Mark H. Taylor (47) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); Member, Auditing Standards Board, AICPA (since 2008). Other Directorships: Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	86
Interested Trustees and Officers
Michael Miola** (58) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC. (since 2003) Other Directorships: AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Constellation Trust Co.	86

EAS Funds

TRUSTEES AND OFFICERS (Unaudited) (Continued)

April 30, 2011

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee

Andrew Rogers (41)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since 2006); formerly Senior Vice President and Director of Administration (2001- 2005); Formerly Manager, Northern Lights  Compliance Services, LLC (2006-2008); Manager (since March 2006) and President (since 2004), GemCom LLC

Other Directorships: N/A

N/A

Kevin E. Wolf (41)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004). Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

Other Directorships: N/A

N/A

James P. Ash (34)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2011

Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).

Other Directorships: N/A

N/A

James Colantino (41)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2006

Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.

Other Directorships: N/A

N/A

Erik Naviloff (42)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2009

Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.

Other Directorships: N/A

N/A

Richard Gleason (33)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2010

Manager of Fund Administration, Gemini Fund Services, LLC (since 2008);

Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).

Other Directorships: N/A

N/A

Dawn Borelli (38)

450 Wireless Blvd.; Hauppauge, NY  11788

Assistant Treasurer since 2010

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).

Other Directorships: N/A

N/A

Lynn Bowley (52)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC,  (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-327-0757.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-EAS-0757 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-EAS-0757.

INVESTMENT ADVISOR

Emerald Asset Advisors, LLC

2843 Executive Park Drive

Weston, FL 33331

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $29,100

2010 - $14,300

(b)

Audit-Related Fees

2011 – None

2010 – None

(c)

Tax Fees

2011- $5,900

2010- $2,700

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 – None

2010 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011- $5,900

2010- $2,700

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/8/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

7/8/11